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                                                                    EXHIBIT 10.1

                          ETELECARE INTERNATIONAL, INC.

              AMENDED AND RESTATED KEY EMPLOYEES' STOCK OPTION PLAN

1.    ESTABLISHMENT AND PURPOSE

      eTelecare International, Inc., a Philippine corporation (the "Company"), has established this Key Employees' Stock Option Plan (the "Plan"), pursuant to and in accordance with the Joint Venture Agreement among the shareholders of the Company dated 28 October 1999, and amended and restated the same pursuant to the resolutions of the Board of Directors and shareholders of the Company both dated February 20, 2004, for the purpose of promoting the Company's long-term growth and profitability. To these ends, the Plan enables the Company to provide its key employees with incentives to improve stockholder value, and thereby to retain and motivate said key employees.

      The Plan is not intended to affect any stock options or other equity-based compensation or benefits that the Company or its affiliates may have provided, or may separately provide in the future.

2.    DEFINED TERMS

      Terms in the Plan that begin with an initial capital letter will have the defined meaning herein set forth, unless the context of their use clearly indicates a different meaning.

      "APPLICABLE U.S. LAWS" means the legal requirements of the United States of America relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, and the U.S. Internal Revenue Code of 1986, as amended, as such laws, rules, regulations and requirements shall be in place from time to time.

      "AWARD" means any award authorized by and granted under this Plan.

      "BOARD" means the Board of Directors of the Company.

      "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan.

      "COMMON STOCK" means the Common Stock of the Company.

      "COMPANY" means eTelecare International, Inc, a Philippine corporation.

      "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an employee. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than sixty (60) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) transfers between locations of the Company or between the Company, its parents, subsidiaries, affiliates or their respective


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successors. A change in status between service as an employee and a Consultant will not constitute an interruption of Continuous Service.

      "DIRECTOR" means a member of the Board.

      "DISABILITY" means the inability of a Participant, as determined by the Committee, substantially to perform such Participant's regular duties and responsibilities due to a medically determinable physical or mental illness which has lasted (or can be reasonably expected to last) for a period of six (6) consecutive months.

      "FAIR MARKET VALUE" means, as of any date, the fair market value of the Common Stock, as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to the Participants.

      "INCENTIVE STOCK OPTION (`ISO')" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Applicable U.S. Laws as designated in the applicable Option Agreement.

      "KEY EMPLOYEE" means an officer or employee of the Company selected by the Committee to be eligible for an Award under this Plan.

      "LISTED SECURITY" means any security of the Company that is listed or approved for listing in the Philippine Stock Exchange.

      "NON-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Option Agreement.

      "OPTION" means a stock option granted pursuant to the Plan.

      "OPTION AGREEMENT" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

      "OPTIONEE" means a Key Employee who receives an Option.

      "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

      "PHILIPPINE LAWS" means the laws, regulations, rules, orders, judgments, rulings of the Republic of the Philippines or any subdivision, agency or instrumentality thereof.

      "PLAN" means this Key Employees' Stock Option Plan.

      "SHARE" means a share of the Common Stock.

      "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company.


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3.    STOCK SUBJECT TO THE PLAN

      (a) Subject to adjustment pursuant to subsection (b) hereof, the maximum aggregate number of Shares of Common Stock that may be awarded pursuant to the Plan is FIFTEEN MILLION THREE HUNDRED THOUSAND (15,300,000) SHARES (after giving effect to the 3:1 stock dividend that was duly approved by the Board and the shareholders of the Company on November 12, 2003). The Shares may be authorized but unissued shares of Common Stock, or reacquired Common Stock, or Common Stock held in a grantor trust established by the Company. Future Awards may be made with respect to any Shares that are subject to an Award that expires, is forfeited, or becomes unexercisable for any reason. In addition, future Awards may be made with respect to any Shares which the Company retains in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award (as amended on April 28, 2006)

      (b) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Award, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

4.    ADMINISTRATION

      (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter within the Committee's discretion or authority. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee shall hold meetings at such times and places as it may determine, and shall act only by majority vote of its members.

      (b) Committee Composition. The Board shall appoint the members of the Committee, which shall be composed of three (3) members, who shall include two Board members who are not Executive Directors.

      (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any and all actions that it may deem necessary or advisable for the administration of the Plan. This authority shall extend to any and all decisions associated with (i) making Awards and documenting them through Option Agreements, (ii)


                                       3
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determining the Fair Market Value of the Common Stock, (iii) prescribing any administrative forms to be used under the Plan, (iv) construing and interpreting the terms of the Plan and any Option Agreements; and (v) modifying Awards to Participants who are foreign nationals in order to recognize differences in local law, tax policies or customs. All decisions, interpretations, and other actions by the Committee shall be final and binding on all affected parties, and the Committee shall not be liable for any decision, interpretation, or other action made in good faith with respect to the Plan or any Award.

5.    ELIGIBILITY

      (a) General Rule. Only the Key Employees designated as eligible by the Committee shall be entitled to receive Awards.

      (b) No Employment Rights. The Plan shall not confer upon any Participant any right to continue in employment, service, or consulting relationship with the Company. Nor shall it affect in any way a Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.    OPTION AWARDS

      (a) Types; Documentation. The Committee may grant ISOs and Non-ISOs, and shall evidence any grant in an Option Agreement that is delivered to the Optionee and conforms with the Plan.

      (b) Determination of Eligibility; Awarding of Options. Entitlement to the Options shall be dependent on the satisfaction of such requirements as may be prescribed by the Board. The performance of Key Employees shall be evaluated annually by the Committee based on the requirements prescribed by the Board to determine eligibility or entitlement to additional Awards under this Plan. Entitlement to the Options shall take place upon execution of the relevant Option Agreement but shall be subject to vesting. Unless specified otherwise, the Options shall vest over a period of four (4) years, with twenty-five percent (25%) vesting on each anniversary. The exercise price of the Options, which on a per Share basis shall in no case be lower than the par value of each Share, shall be determined by the Committee. The exercise price of the Options designated as ISOs shall likewise be determined by the Committee, but in no case shall it be lower than the Fair Market Value of the Shares.

      (c) LSO US$ 100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any parent or subsidiary) exceeds the equivalent of US$ 100,000 computed at the prevailing exchange rate at the time of the grant, such excess Options shall be treated as Non-ISOs. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the grant of the Option.

      (d) Term of Options. All unexercised Options shall expire TEN (10) YEARS after the date of the grant (as amended on April 28, 2006).


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      (e) Exercise Price. The exercise Price for the Shares to be issued pursuant to the exercise of the Option shall be as indicated in paragraph (b) above.

      (f) Exercise of Option. In accordance with the Plan, the Committee shall determine the times, circumstances, and conditions under which any Option shall be exercisable, and shall specify this in the Option Agreement.

      (g) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

      (h) Methods of Payment upon Exercise. The Committee shall determine the method for paying for the Shares to be issued upon exercise of an Option. The Committee shall make this determination at the time of grant. The manner of payment that the Committee may in its discretion accept shall consist of (1) cash; (2) check; (3) cancellation of indebtedness; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); or (5) any combination of the foregoing methods of payment. The Optionee shall deliver a properly executed exercise notice together with such other documentation as the Committee shall require to effect exercise of the Option, and promptly deliver to the Company the sale proceeds required to pay the exercise price and any applicable withholding taxes. The Committee may, in its sole discretion and for any reason, refuse to accept a particular form of consideration at the time of any Option exercise.

      (i) Procedures for and Results of Exercise.

            (i) An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.

            (ii) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (j) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares underlying an Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 3(b) of the Plan.

      (k) Termination of Employment. In accordance with this Section, the Committee shall establish and set forth in the applicable Option Agreement the terms and conditions upon


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which an Option shall remain exercisable, if at all, following the termination of an Optionee's Continuous Service. The Committee may waive or modify these provisions at any time, and shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence (provided that in the absence of such determination, vesting of Options shall be tolled during any such leave).

      To the extent that the Optionee is not entitled to exercise an Option at the date of his termination of Continuous Service, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the term as set forth in the Option Agreement.

      The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of an Optionee's Continuous Service, and (2) shall establish the minimum post-termination exercise periods that may be set forth in the Option Agreement:

            (i) Resignation or Termination of Employment. In the event that an Optionee is dismissed or resigns from the Company, the Optionee has thirty
      (30) days from resignation or termination within which to exercise the vested Options. Vested Options which are not exercised within the aforementioned 30-day period and Options which have not vested at the time of dismissal or resignation shall be forfeited.

            (ii) Disability or Death. In the event that an Optionee dies or is dismissed due to permanent disability, he or his legal heirs, as the case may be, shall have the right to keep or exercise any vested Options. Options which have not vested at the time of death or dismissal shall be forfeited.

      (l) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares an Option based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

      (m) Unvested Shares. In any Option Agreement granting a Non-ISO, the Committee may permit the Optionee to exercise the Non-ISO with respect to unvested Shares of Common Stock. Should the vesting conditions not be satisfied for any reason, the Company will have the right to repurchase all or part of the unvested Shares, at the per-Share exercise price that the Optionee paid (subject to Section 14 of the Plan).

      (n) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify an Option, accelerate the rate at which an Option may be exercised (including without limitation permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options to the extent not previously exercised for the granting of new Options in substitution therefor. No modification of


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an Option may, without the written consent of the Optionee, alter or impinge any rights or obligations under any Option previously granted.

7.    TAXES

      (a) General. As a condition of the transfer of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Committee may require for the satisfaction of any applicable Philippine and/or U.S. withholding tax obligations that may arise in connection with the exercise of the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for tax purposes, including payroll taxes.

      (b) Default Rule. A Key Employee, in the absence of any other arrangement, shall be deemed to have directed the Company to withhold or collect from his compensation an amount sufficient to satisfy such tax withholding obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

      (c) Special Rule: Listed Shares. This Section shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of a Key Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations, in the absence of any other arrangement and to the extent permitted under Philippine Laws and the Applicable U.S. Laws, the Key Employee shall. be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section, the Fair Market Value of the Shares to be withheld shall be determined on the earlier date that the amount of tax to be withheld is to be determined under Philippine laws and/or the Applicable U.S. Laws (the "Tax Date").

      (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy his tax withholding obligations upon exercise of an Award by surrendering to the Company Shares that have a Fair Market Value, determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section, such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

      (e) Irrevocable Elections. Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under this Section shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Committee.


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8.    NON-TRANSFERABILITY OF AWARDS

      (a) General. Except as set forth in this Section, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of succession or distribution. The designation of a beneficiary by a Participant will not constitute a transfer.

      (b) Limited Transferability Rights. Notwithstanding anything else in this Section, prior to the date, if any, on which the Common Stock becomes a Listed Security, the Committee may in its discretion grant Non-ISOs that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to "Immediate Family" (as defined below), on such terms and conditions as the Committee deems appropriate. Following the date, if any, on which the Common Stock becomes a Listed Security, the Committee may in its discretion grant transferable Non-ISOs pursuant to Option Agreements specifying the manner in which such Non-ISOs are transferable. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

9.    ADJUSTMENTS UPON CORPORATE DISSOLUTION, MERGER AND OTHER SPECIAL
      TRANSACTIONS

      (a) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

      (b) Corporate Transaction; Change of Control. In the event of a corporate transaction involving a change in control by the Company's existing shareholders, each outstanding Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), but only after each Award holder (or the successor in interest) has been given the right to exercise any unexpired Award in full or in part, to the extent that, on the date of the change of control, the Award holder's right to exercise such Award had accrued pursuant to the terms of the applicable Award agreement and had not been exercised. This right shall be exercisable for the period of twenty days ending five days before the effective date of the change of control (or such longer period as the plan administrator may specify). If the Successor Corporation does not agree to assume the Award or to substitute an equivalent award and the Award holder does not exercise any unexpired Award as set forth above, all Awards shall terminate upon the consummation of the transaction.

      (c) Certain Distributions. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Award to reflect the effect of such distribution.


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

10.   TIME OF GRANTING AWARDS

      The date of grant of an Award for all purposes shall be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee, provided that in the case of any ISO, the grant date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Key Employee to whom an Award is so granted within a reasonable time after the date of such grant.

11.   TERM OF PLAN

      The Plan shall become effective upon its adoption by the Board of Directors and approval by the stockholders of the Company. It shall continue in effect for a term of 5 years from February 20, 2004 unless sooner terminated under Section 13 of the Plan.

12.   SUBSTITUTION OF OPTIONS

      Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction, the Committee may substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

13.   AMENDMENT AND TERMINATION OF THE PLAN

      (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 3(b) above) shall be made that would materially and adversely affect the rights of any Participant under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with Philippine Laws and the Applicable U.S. Laws, the Company shall obtain stockholder approval of any Plan amendment.

      (b) Effect of Amendment or Termination. No amendment or termination of the Plan shall materially and adversely affect Awards already granted, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

14.   CONDITIONS INCIDENT TO ISSUANCE OF SHARES

      (a) Generally. The Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Philippine Laws and Applicable U.S. Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

      (b) Right of Repurchase. In the event that the Committee imposes a right of repurchase in the Company's favor on any Shares issued to a Key Employee, upon the exercise of an Option prior to the date, if any, upon which the Common Stock becomes a Listed Security, the Company's repurchase right shall lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted.

      (c) Right of First Refusal. For any period during which the Common Stock is not Listed, the Company shall have the right of first refusal with respect to any proposed disposition, by the Optionee or any successor to the Optionee's interest, of Common Stock issued pursuant to the Plan. The Committee shall have the right, but not the obligation, to record this right as part of a legend on any Shares issued pursuant to the Plan.

15.   RESERVATION OF SHARES

      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16.   CONTROLLING LAW AND LITIGATION EXPENSES,

      All disputes relating to or arising from the Plan shall be governed by Philippine law. The Company shall reimburse a Participant for reasonable legal fees and expenses that the Participant incurs in order to enforce or defend his or her rights under the Plan, but only if the Participant receives a judgment or settlement substantially in the Participant's favor. Reimbursements that are due under this paragraph shall be paid promptly, regardless off whether or not the Company appeals a decision.


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

                                [eTELECARE LOGO]

                        KEY EMPLOYEES' STOCK OPTION PLAN

                              --------------------

                             STOCK OPTION AGREEMENT

                              --------------------


You are hereby granted the following stock option (the "Option") to purchase Common Stock of eTelecare Global Solutions, Inc. (the "Company"), subject to the terms and conditions set forth in this Agreement and in the Key Employees' Stock Option Plan (the "Plan"):

1. VARIABLE TERMS. This Option shall be controlled by and interpreted according to, the following terms:

        Name of Optionee:                    [name]

        Type of Stock Option:                [X] Incentive Stock Option (ISO)

                                             [ ] Non-Incentive Stock Option

        Number of Shares subject to Award: [amount written] ([amount numerical])

        Exercise Price per Share:            $[x.xx]/share

        Date of Grant:                       [date]

        Expiration Date:                     Five (5) years after Date of Grant

        Vesting Schedule for Exercise:

                                             [number] shares [date]

                                             [number] shares [date]

                                             [number] shares [date]

                                             [number] shares [date]

1. TERM OF OPTION. The term of this Option will expire at 5:00 p.m. on the above-mentioned Expiration Date.

2. RIGHT TO EXERCISE. The amount of Common Stock for which Options may be exercised is cumulative; that is, if the Grantee fails to exercise all of the Options during any period set forth above, then any Options that were not exercised during such period may be exercised during any subsequent period, until the termination of such Options pursuant to the terms of this Agreement and the Plan.

3. MANNER OF EXERCISE OF THE OPTION. The Option shall be deemed exercised when written notice of such exercise has been given to the Company by the Grantee and the Company has received full payment for the Shares with respect to which the Option is exercised.

4. TERMINATION OF EMPLOYMENT. In all events where Optionee's employment by the Company and its Affiliates is terminated, the Option granted hereunder shall be governed by the Plan. In the event that an Optionee is dismissed or resigns from the Company, the Optionee has thirty (30) days from resignation or termination within which to exercise the vested Options. Vested Options which are not exercised within the aforementioned 30-day period and Options which have not vested at the time of dismissal or resignation shall be forfeited.

5. SUBJECT TO PLAN. This Option is subject to all the terms and conditions of the Plan, and specifically to the power (i) of the Committee to make interpretations of the Plan and of Options granted thereunder, and (ii) of the Company's Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, the Optionee agrees to be bound by all of the Plan's terms and conditions as if it had been set out verbatim in this Agreement. In addition, the Optionee recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including the Grantee, his heirs and representatives.

6. SHAREHOLDER APPROVAL. Notwithstanding anything to the contrary contained herein or in the Plan, this Option is expressly conditioned on the Plan being approved by the shareholders of the Company and may not be exercised until such approval has been obtained.

7. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: (i) if to the Company, to its main office (attention: Key Employees' Stock Option Plan Committee); (ii) if to Grantee, at the address set forth on the signature page hereto. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices to such party hereunder. Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date such notice is received or properly mailed.

8. BINDING EFFECT. Except as otherwise provided in this Agreement or in the Plan, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

9. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

10. SEVERABILITY. Every provision of this Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Agreement.

11. GOVERNING LAW. The laws of the Republic of the Philippines shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Stock Option Agreement and of the Plan which is attached hereto and incorporated by reference herein.

                            ETELECARE GLOBAL SOLUTIONS, INC.

                            By:
                                 -----------------------------------------------

                                  Name: James Franke
                                  a duly authorized member of the Committee






The undersigned Optionee hereby accepts the terms of the foregoing Stock Option Agreement and the Plan.

                            By:
                                ------------------------------------------------
                                Optionee

                                ------------------------------------------------
                                Address

                                ------------------------------------------------